High-Bandwidth Connectivity Solutions

AboveNet, Inc.

Third Quarter 2010
Earnings Conference Call
November 4, 2010

Bill LaPerch, President & CEO
Joe Ciavarella, SVP & CFO

Statements made in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.
We cannot assure you that the future results expressed or implied by the forward-looking statements will be achieved.  Such statements are based on the current expectations and beliefs of the management of
AboveNet, Inc. and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the future results expressed or implied by such forward-looking statements.  These risks and uncertainties include, but are not limited to, the Company's financial and operating prospects, current economic trends, future opportunities, the Company's exposure to the financial services industry and strength of competition and pricing.  The Company's business could be materially adversely affected and the trading price of the Company's common stock could decline if these risks and uncertainties develop into actual events.  The Company cautions you not to place undue reliance on these forward-
looking statements, which speak only as of their respective dates.  The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.  A more detailed discussion of factors that may affect the Company's business and future financial results is included in the Company’s
SEC filings, including, but not limited to, those described in “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form
10-K for the year ended December 31, 2009 and in the Company's subsequently filed Quarterly Report(s)
on Form 10-Q.  We discuss certain non-GAAP financial measures in this presentation and provide the
GAAP financial measures that correspond to such non-GAAP measures, as well as the reconciliation between the two.

Safe Harbor Statement

Includes Contract Termination Revenue of $0.3, $0.6, $0.7, respectively

Solid Q3 Results

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All periods adjusted for two-for-one stock split effective 09/03/09

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Q2 and Q3 2010 include income tax
provisions that are substantially non-cash.

Q3 2010 Highlights

Company continues to execute

Customer demand remains steady

Higher levels of new order activity this summer versus levels seen the past few summers

Growing demand from legal industry fits with our VPN products

Continue to see strong revenue growth from financial, web-centric, and carrier customers

Our services portfolio includes an expanding number of offerings that are delivered via core (shared) network infrastructure

A growing percentage of our lit services revenue is delivered via our core network capability

While our private network services remain a key differentiator for us, our core network services are an important part of expanding our addressable market

Q3 2010 Highlights (Cont’d)

Products and Technology Update

Started implementation of 40Gb upgrade of the US intercity (long haul)
network

Expanding the product set in London to offer the full suite of services currently available in the US

Implementing infrastructure upgrades in London related to metro
Ethernet and core wave network capability

Growth Initiatives

Paris, Frankfurt and Amsterdam – metro Roadm networks on track to be operational by year end.  European LH network to be operational in January

Denver – expect backbone to be complete by end of November

Toronto – awaiting regulatory ruling from Canadian Radio-Television and
Telecommunications Commission

Capital expenditures for initiatives in existing markets will carry into next year

Net Revenue Attrition

Net Revenue Attrition:  the reduction in monthly recurring revenue (MRR) for customers with net decreases in MRR in the quarter (as a result of terminations, price declines and other decreases, which are offset by any increases) divided by total revenue for the quarter (excluding contract termination revenue).

Cash Flow from Operating Activities and Capex

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Capital Expenditure Components

September 30, 2010 YTD

High-Bandwidth Connectivity Solutions

Financial Review

Q3 2010 Revenue –
Year-over-Year Comparison

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Domestic Metro and WAN revenue increased from 45% to 48% of total revenue between Q3 2009 and Q3 2010

Revenue from U.K. operations increased 11% in local currency, which was partially offset by a 5% impact due to weakening of the British Pound

Contract Termination Revenue was $0.3M in Q3 2009 vs. $0.7M in Q3 2010

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Domestic lit services (Metro and WAN) continue to provide strong growth

Revenue from U.K. operations in local currency includes $0.2M Contract
Termination Revenue in Q2 2010 vs. $0.0M in Q3 2010

Contract Termination Revenue (including U.K. and others) was $0.6M in Q2
2010 vs. $0.7M in Q3 2010

Q3 2010 Revenue –
Sequential Quarter Comparison

Q3 2010 Highlights

Costs of Revenue increased over Q3 2009 due to increased third party network costs, co-location and payroll related expenses

Costs of Revenue increased sequentially due to increased third party network, payroll expenses and repairs and maintenance

SG&A  increased over Q3 2009 primarily as a result of increased salaries, sales commissions and professional fees

Net Income and Diluted EPS for Q3 2009, Q2 2010 and Q3 2010 include income tax provisions of $0.2M, $11.1M and $11.7M, respectively.  In Q2 and Q3 2010, these income tax provisions are substantially non-cash

* Diluted EPS adjusted for two-for-one stock split effective 09/03/09

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(1)

Includes capital lease obligation and senior secured credit
facility

Future Scheduled Secured Credit

Facility Repayments (as of 9/30/10)

$51.7 million term loan outstanding

$27 million revolver ($26 million available)

2008      2009       2010

Cash/cash equivalents

$87.1    $165.3     $194.8

Debt

$37.6      $58.6      $53.0

(1)
(2)

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Financial Strength

Secured Credit Facility

Cash Flow

Balance Sheet

2010      2011     2012     2013

$ 2.0      $ 7.6     $ 9.4      $32.7

2008      2009        2010

CF from Operating Act.   $116.1     $157.2    $117.3

Capital Expenditures       $117.2     $118.7      $88.0

CF from Financing Act.     $42.6       $38.9      ($0.2)

(2)

Per Consolidated Statements of Cash Flows

December 31,

December 31,

Sept 30,

Sept 30,

Business continues to perform well

Expect customer demand to remain stable

Guidance update

Reaffirm FY 2010 revenue guidance of $400M - $410M.  Expect
at minimum to achieve mid-point of range

Expect FY 2010 Adjusted EBITDA Margin to be slightly above
2009 actual Adjusted EBITDA margin

Expect FY 2010 capital expenditures of $130M to $145M

Lowered from earlier guidance of $150M to $160M as a result
of projects carrying into next year

2010 Outlook

High-Bandwidth Connectivity Solutions

Appendix

Adjusted EBITDA is defined as net income before provision for
(benefit from) income taxes, other income/expense, interest
income/expense, gain on reversal of foreign currency translation adjustments from liquidation of subsidiaries, income/loss from discontinued operations, gain/loss on asset dispositions,
depreciation and amortization, and non-cash stock-based
compensation

Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by revenue

Revenue, Net of Contract Termination Revenue is defined as
Revenue minus Contract Termination Revenue

Revenue in Local Currency is defined as Revenue from U.K. and others in the respective functional currency.  This amount is multiplied by the period average exchange rate between such local functional currency and our functional currency, the U.S. dollar, to derive Revenue: UK and others ($)

Reconciliation of Non-GAAP
Financial Measures

Reconciliation of Non-GAAP
Financial Measures (Cont’d)

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Reconciliation of Non-GAAP
Financial Measures (Cont’d)

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Reconciliation of Non-GAAP
Financial Measures (Cont’d)

(Revenue in millions)

Note:  The percentage changes are calculated based on the detailed amounts and may differ slightly from percentages calculated based on rounded amounts in the table above.

Reconciliation of Non-GAAP
Financial Measures (Cont’d)

AboveNet’s management believes that adjusted or modified EBITDA and its related margin are measures of operating performance that are commonly reported and widely used by analysts, investors, and other interested parties in the telecommunications industry because they eliminate many differences in financial, capitalization, and tax structures, as well as certain non-cash and non-operating charges to earnings.  AboveNet’s management currently uses Adjusted EBITDA and Adjusted EBITDA Margin for these purposes.  AboveNet’s management believes that Adjusted EBITDA and Adjusted EBITDA Margin trends can be used as indicators of whether the Company’s operations are able to produce sufficient operating cash flow to fund working capital needs, service debt obligations and fund capital expenditures.

Adjusted EBITDA is also used by the Company for other purposes, including, management’s assessment of ongoing operations and as a measure for performance-based compensation.  However, the definition of adjusted EBITDA for other purposes may differ from the definition of Adjusted EBITDA used herein.  For example, for 2009 and 2010 the definition of adjusted EBITDA in the Company’s incentive cash bonus plan excludes certain customer termination fees.  Additionally, Adjusted EBITDA as used in this press release may not be calculated identically to similarly titled measures reported by other companies.

The Company also reviews revenue, net of contract termination revenue as well as revenue in local currency.
Revenue, net of contract termination revenue shows the change in the Company’s recurring revenue from period to period excluding the impact of non-recurring contract termination revenue.  Revenue in local currency shows the changes of foreign subsidiary revenue without the impact of currency fluctuations.  Management believes these non-GAAP metrics provide helpful insight into revenue trends.